UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PASSUR AEROSPACE, INC.
 (Name of Registrant as Specified in Its Charter)
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PASSUR Aerospace, Inc.
Notice of Annual Meeting of Shareholders
April 11, 2018
The Annual Meeting of the shareholders of PASSUR Aerospace, Inc. (the "Company") will be held at 11:00 a.m., local time, on April 11, 2018 at One Landmark Square, Stamford, Connecticut, 06901 (the "Annual Meeting") for the following purposes:

1.	To elect eight Directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 31, 2018;

3.	To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.
Information relating to the above items is set forth in the accompanying Proxy Statement.
Only shareholders of record, as shown by the stock transfer books of the Company, at the close of business on February 23, 2018, will be entitled to vote at the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from March 25, 2018 to the date of the Annual Meeting at the Company's headquarters in Connecticut.
Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.
IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETE AND RETURNED PROMPTLY.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2018. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2017 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.htm.

By Order of the Board of Directors
Louis J. Petrucelly
Chief Financial Officer, Treasurer, and Secretary

One Landmark Square, Suite 1900
Stamford, Connecticut 06901
March 19, 2018

PASSUR Aerospace, Inc.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PASSUR Aerospace, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 11:00 a.m., local time, on April 11, 2018, at One Landmark Square, Stamford, Connecticut, 06901, and at any adjournment(s) or postponement(s) of the Annual Meeting. Distribution of this Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about March 19, 2018.
Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted "FOR" the election of the named Director nominees,  and "FOR" the ratification of BDO USA, LLP as the Company's independent registered public accountants. The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company, or by delivering a valid, later-dated proxy in a timely manner, at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote in person. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting. The Company will bear the entire cost of the solicitation of proxies for the Annual Meeting.
The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2017, as filed with the Securities and Exchange Commission and including the financial statements of the Company, is enclosed herewith.
The mailing address of the principal executive office of the Company is One Landmark Square, Suite 1900, Stamford, Connecticut, 06901. This Proxy Statement, the accompanying form of proxy and the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2017 are expected to be mailed to the shareholders of the Company on or about March 19, 2018.
VOTING SECURITIES AND VOTE REQUIRED
The Company's only class of voting securities outstanding is its Common Stock, par value $0.01 per share (the "Common Stock"). On February 23, 2018, the record date for determination of persons entitled to receive notice and vote at the Annual Meeting, there were 7,696,091 shares of Common Stock outstanding. At the Annual Meeting, each shareholder of record at the close of business on February 23, 2018, will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented at the Annual Meeting. The presence, in person or by proxy, of holders of at least one-third of the shares of Common Stock outstanding as of February 23, 2018 is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of the Company's Directors. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote, is required to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum. In the event of a "broker non-vote" (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum. Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect. Please note that brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. If your shares are held in "street names," whether through a broker, bank or other nominee, only they can sign a proxy card with respect to your shares. You are, therefore, urged to contact the person responsible for your account and give them instructions for how to complete a proxy card representing your shares so that it can be timely returned on your behalf. Please vote your proxy so your vote can be counted. An automated system administered by the Company's transfer agent will be used to tabulate the proxies.

I.  ELECTION OF DIRECTORS

Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Directors of the Company, to serve until the next Annual Meeting and until their successors are duly elected and qualified. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE BOARD'S EIGHT NOMINEES.

If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

Information Concerning Directors and Nominees

The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently Directors of the Company.

G. S. Beckwith Gilbert, age 76, is Executive Chairman of the Board of Directors of the Company, and has served as the Chairman of the Board since his election in 1997. Mr. Gilbert also serves as the Chairman of the Executive Committee.  Mr. Gilbert was appointed Chief Executive Officer in October of 1998 and served as such until his retirement from that post on February 1, 2003. Mr. Gilbert is President and Chief Executive Officer of Field Point Capital Management Company, a merchant-banking firm, a position he has held since 1988. Mr. Gilbert is also Chairman Emeritus and a member of the Board of Fellows of Harvard Medical School, a Director of the Yale Cancer Center, and a member of the Council on Foreign Relations. Mr. Gilbert's current service as Chairman of the Board of the Company and Chairman of the Executive Committee and prior service as Chief Executive Officer of the Company, as well as his prior board and executive management experience, allow him to provide in-depth knowledge of the Company and other valuable insight and knowledge to the Board.

James T. Barry, age 56, was named Chief Executive Officer of the Company in February 2003 and President in April 2003. Since Mr. Barry joined the Company in 1998, he has held the positions of Chief Operating Officer, Chief Financial Officer, Secretary, and Executive Vice President. Mr. Barry has also been a Director of the Company since 2000. From 1998 to 2006, Mr. Barry was a Senior Vice President of Field Point Capital Management Company. From 1989 to 1998, he was with DIANON Systems, Inc., most recently as Vice President of Marketing. Prior to DIANON, Mr. Barry was an officer in the United States Marine Corps. Mr. Barry's knowledge of the Company through his service as a Director, President, and Chief Executive Officer of the Company allows him to bring valuable insight and knowledge to the Board.

Paul L. Graziani, age 60, has been a Director of the Company since 1997 and is the Chairman of the Audit Committee. He currently serves as Chief Executive Officer of Analytical Graphics, Inc. ("AGI"), a leading producer of commercially available analysis and visualization software for the aerospace, defense, and intelligence communities, a position he has held since January 1989. Until March 2009, he also served as AGI's President. In recent times, Mr. Graziani has been recognized as "CEO of the Year" by the Philadelphia region's Eastern Technology Council and the Chester County Chamber of Business and Industry; "Entrepreneur of the Year" regional winner by Ernst & Young; and "Businessman of the Year" by the local Great Valley Regional Chamber of Commerce. He sits on the Boards of Directors of the United States Geospatial Intelligence Foundation and Federation of Galaxy Explorers, and is a former member of the board of governors of the Civil Air Patrol. He is an associate fellow of the American Institute of Aeronautics and Astronautics and has formerly served on the advisory board for Penn State Great Valley. After fulfilling his board tenure, he was recently elected to the honorary position of Life Director of The Space Foundation. In 2009 AGI was named a "Top Small Workplace" by the Wall Street Journal and the non-profit organization Winning Workplaces. Mr. Graziani's knowledge of the Company through his service as a Director of the Company, as well as his experience as CEO of a software company, allow him to bring valuable insight and knowledge to the Board.

Kurt J. Ekert, age 47, has been a Director of the Company since September 10, 2009.  Mr. Ekert became the President and Chief Executive Officer of Carlson Wagonlit Travel (CWT), the world's leading business travel management company, in 2016. Mr. Ekert has more than twenty years' experience in global travel, tourism and technology, with leadership and governance positions at Travelport, where he was Executive Vice President and Chief Commercial Officer from 2010 to 2016, eNett, GTA, Orbitz Worldwide, Cendant and Continental Airlines. Mr. Ekert is also a director of the World Travel & Tourism Council, an advisor to Freebird Inc., and serves on the boards of the U.S. Department of Commerce Travel & Tourism Advisory Board and the UNGA Global Partnership to End Violence Against Children.  Mr. Ekert holds a B.S. from the Wharton School at the University of Pennsylvania, an MBA from the University of South Carolina, and saw active duty as a US army officer. Mr. Ekert's knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in both travel and technology allow him to bring valuable insight and knowledge to the Board.

Richard L. Haver, age 73, has been a Director of the Company since October 8, 2010. Mr. Haver retired from Northrop Grumman Corporation in December 2010 following 10 years of service with Northrop and the TRW component acquired by Northrop in 2002. His position at Northrop Grumman was Vice President for Intelligence Programs. He earned a B.A. degree in History from Johns Hopkins University in 1967. He served on active duty in the U.S. Navy from 1967 to 1973. In 1973, Mr. Haver became a civilian intelligence analyst in the Anti-Submarine Warfare Systems branch at the Naval Intelligence Support Center. In 1976, he was selected as a department head at the Navy Field Operational Intelligence Office ("NFOIO"), and the next year became the Technical Director of the Naval Ocean Surveillance Information Center. He subsequently held the senior civilian position at NFOIO, serving as Technical Director until assuming the position of Special Assistant to the Director of Naval Intelligence in 1981. He was selected as Deputy Director of Naval Intelligence in June 1985, a position he held until 1989. Mr. Haver was selected by Secretary of Defense Dick Cheney in July 1989 to the position of Assistant to the Secretary of Defense for Intelligence Policy. From 1992 to 1995, he served as the Executive Director for Intelligence Community Affairs. In 1998, he assumed the duties of Chief of Staff of the National Intelligence Council and Deputy to the Assistant Director of Central Intelligence for Analysis and Production. In 1999, Mr. Haver joined TRW as Vice President and Director, Intelligence Programs. He led business development and marketing activities in the intelligence market area for their Systems & Information Technology Group. He also served as liaison to the group's strategic and tactical C3 business units, as well as TRW's Telecommunications and Space & Electronics groups. Mr. Haver was selected by Vice President Cheney to head the Administration's Transition Team for Intelligence and then selected by Secretary of Defense Donald Rumsfeld as the Special Assistant to the Secretary of Defense for Intelligence. He returned to the private sector in 2003. Mr. Haver is now consulting to both government and private industry associated with the national security and intelligence fields, as well as volunteer work, and service on various boards and panels. Mr. Haver's knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in the intelligence field, allow him to bring valuable insight and knowledge to the Board.

Robert M. Stafford, age 76, has been a Director of the Company since June 12, 2013.  Mr. Stafford is currently the Chairman and CEO of Stafford Capital Management, where he has worked since 1986, and the Managing Partner of Pacific Management Ltd., where he has also worked since 1986.  Mr. Stafford received a bachelor's degree from Princeton University in 1963 and an MBA from Stanford Graduate School of Business in 1968. Mr. Stafford's extensive financial experience allows him to bring valuable insight and knowledge to the Board.

Ronald V. Rose, age 66, has been a Director of the Company since December 17, 2014. Mr. Rose now serves as CEO of Value Creation Strategies Holdings, LLC, an investment company focused on value creation through data analytics technologies. Formerly Mr. Rose was the Vice Chairman and CEO, of Decisyon, Inc., a company which accelerates business process improvement through the combination of collaborative business intelligence technologies and IoT analytics. Prior to Decisyon, Mr. Rose served as Senior Vice President of Dell.com at Dell Inc., where he ran a multi-billion dollar B2B business unit. Prior to Dell, Mr. Rose served as Chief Information Officer of Priceline.com for eleven years during which time the company successfully made the transition from a pre-IPO startup to a multi-billion-dollar global travel company. Mr. Rose began his career at Delta Air Lines focusing on transaction systems. Mr. Rose holds a Bachelor of Science degree from Tulane University and the University of Aberdeen Scotland. Mr. Rose received a Master's of Science in Information Technology from the Georgia Institute of Technology. Mr. Rose is a private pilot. Mr. Rose's experience as CEO of a software company in the data analytics and collaborative decision making technology sector allows him to bring valuable insight and knowledge to the Board.

Michael Schumaecker, age 73, has been a Director of the Company since he was appointed to the Board of Directors in June 9, 2017. Mr. Schumaecker is a retired partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm which focuses on the aviation, technology, energy and natural resources, financial services, real estate and construction, and travel and hospitality sectors. Mr. Schumaecker was a member of the law firm's Managing Board for over six years and the leader of the law firm's Finance practice group for over 10 years, a group that included the firm's Banking, Derivatives, Energy & Infrastructure Projects, Trade Finance and Transportation Finance practices. He has extensive experience in complex cross-border asset-based financings, trade finance, and infrastructure projects, particularly in the aviation and energy industries. Mr. Schumaecker has over 30 years of experience acting as counsel to airlines and lenders in both financial and commercial matters, including aircraft purchases and sales, operating and finance leases, pre-delivery payment financing, receivables financings, airport modernization projects, ticket clearance systems, fleet replacements, joint ventures, debt restructurings and insolvency proceedings. Mr. Schumaecker received a B.A. from Georgetown University and then served as an officer in the U.S. Army. After military service, he earned his J.D. (cum laude) from Brooklyn Law School where he was Editor-in-Chief of the Law Review. He then attended New York University School of Law where he received an LL.M. (corporate law).

Board of Directors and Committees

During the fiscal year ended October 31, 2017, the Board of Directors held four regularly scheduled meetings, and had no special meetings. From time to time, the Board of Directors also acts by unanimous written consent and, during fiscal year 2017, the Board of Directors acted by unanimous written consent three times.

All members of the Company's Board of Directors attended the meeting of the Board of Directors held in June 2017, as well as all scheduled meetings of the Board Committees on which they serve. Eight of the nine members of the Company's Board of Directors attended the meeting of the Board of Directors held in February 2017, as well as all scheduled meetings of the Board Committees on which they serve. Five of the seven members of the Company's Board of Directors attended the meeting of the Board of Directors held in April 2017, as well as all scheduled meetings of the Board Committees on which they serve. Seven of the eight members of the Company's Board of Directors attended the meeting of the Board of Directors held in September 2017, as well as all scheduled meetings of the Board Committees on which they serve.

Although the Company is not listed on the NASDAQ Stock Market ("NASDAQ"), the Board of Directors has determined, after considering all the relevant facts and circumstances, that Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, Mr. Rose, and Mr. Schumaecker are each an independent director, as "independence" is defined by NASDAQ listing standards.  With respect to Mr. Schumaecker, the Board of Directors specifically considered the fact that Mr. Schumaecker serves as a trustee of Gilbert Family Trust, a family trust established for the benefit of the members of the family of G.S. Beckwith Gilbert, the Company's Chairman and significant stockholder, and determined that this relationship does not constitute a material relationship that would impair Mr. Schumaecker's independence.

The Board of Directors presently has standing Audit, Compensation, Technology Advisory, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the Directors review and approve all Director nominees presented to the Board of Directors.

Audit Committee

Members: Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford and Mr. Schumaecker

The Audit Committee's responsibilities include the following: approve the independent registered public accounting firm to be retained by the Company; meet with the Company's independent registered public accounting firm several times annually to review the scope and the results of the annual audit; receive and consider the auditors' comments as to internal controls, accounting staff, management performance, and procedures performed as well as results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the independent registered public accounting firm and its fee for services rendered to the Company and discusses with the independent registered public accounting firm any other audit-related matters that may arise during the year. The Members of the Audit Committee have been appointed by the Board of Directors. Although the Company is not listed on NASDAQ, all of the Audit Committee Members meet the independence requirements of the NASDAQ listing standards. Additionally, the Board of Directors has determined that Mr. Graziani meets the Securities and Exchange Commission's criteria of an "audit committee financial expert" as set forth in Item 407(d)(5) of Regulation S-K. Mr. Graziani acquired the attributes necessary to meet such criteria by having held positions that provided relevant experience.

The Audit Committee held four meetings during fiscal year 2017. The Board of Directors has adopted a Charter to set forth the Audit Committee's responsibilities. The Audit Committee Charter is available on the Company's website at www.passur.com/who-we-are-investors-committees.htm.

Report of the Audit Committee:

The Board of Directors has appointed an Audit Committee, consisting of five Directors.

The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company's compliance with legal and regulatory matters, the independent registered public accounting firm's qualifications and independence, and the performance of our Company's independent registered public accounting firm. The Audit Committee oversees the Company's accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended October 31, 2017 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles, and other such matters as are required to be discussed with the independent registered public accounting firm pursuant to Public Company Accounting Oversight Board ("PCAOB") Accounting Standard No. 1301: Communications with Audit Committees. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors' independence from management. The Company and the Audit Committee have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2017.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2017, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's independent registered public accounting firm.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Respectfully submitted,

Paul L. Graziani, Audit Committee Chair
Kurt J. Ekert, Audit Committee Member
Richard L. Haver, Audit Committee Member
Robert M. Stafford, Audit Committee Member
Michael Schumaecker, Audit Committee Member

Compensation Committee

Members: Mr. Ekert, Mr. Stafford, Mr. Rose, and Mr. Schumaecker

The Compensation Committee determines salaries, bonuses, and incentive compensation for the Company's executive officers and has authority to recommend awards of stock options, stock bonuses, and other equity-based compensation to executives, employees, and consultants under the Company's 2009 Stock Incentive Plan (the "Plan"), as amended in fiscal years 2017, 2011 and 2010. The Compensation Committee also determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Members of the Compensation Committee have been appointed by the Board of Directors. Although the Company is not listed on NASDAQ, all of the Compensation Committee Members meet the independence requirements of the NASDAQ listing standards. The Compensation Committee did not hold any formal separate committee meetings during fiscal year 2017. However, during fiscal year 2017, informal discussions with one or more of the Compensation Committee members were held and any actions taken as a result of those discussions were subsequently approved by the Board of Directors. From time to time, the Compensation Committee also acts by unanimous consent and, during fiscal year 2017, the Compensation Committee did not act by unanimous consent. Mr. Ekert has been Chairman of the Compensation Committee since February 24, 2015.

The Company did not employ a compensation consultant during fiscal year 2017.

The Board of Directors has adopted a Charter to set forth the Compensations Committee's responsibilities. The Compensation Committee Charter is available on the Company's website at www.passur.com.

Executive Committee

Members: Mr. Gilbert, Mr. Graziani, Mr. Barry, and Mr. Ekert

The Executive Committee was established in October 1998. The Executive Committee's primary function is to assist management in formulating the Company's strategy and to perform such other duties as may be designated by the Board of Directors. The Executive Committee held four meetings during fiscal year 2017. Mr. Gilbert has been Chairman of the Executive Committee since February 24, 2015.

Technology Advisory Committee

Members: Mr. Rose, Mr. Barry, Mr. Graziani, and Mr. Haver

The Technology Advisory Committee was established in October 2010. The Committee's primary function is to advise the Company on technology issues that may affect the Company in the future and develop strategies to address these issues. The Technology Advisory Committee reports to the Board of Directors periodically. Mr. Rose has been Chairman of the Technology Advisory Committee since April 5, 2017.

Nominating Committee

The Board of Directors does not believe that a separate nominating committee is necessary to ensure proper evaluation of candidates, given the size of the Company. Currently, the Board of Directors performs the functions typical of a nominating committee, including the identification, recruitment, and selection of nominees for election as Directors of the Company. Although the Company is not listed on NASDAQ, Director nominees are evaluated by the Company's Directors who meet the independence requirements of the NASDAQ listing standards. In selecting nominees for the Board of Directors, the Company seeks to identify individuals who have the business background and experience, industry specific knowledge and general reputation, and expertise that would allow them to contribute as effective Directors to the Company's governance, and who are willing to serve as Directors of a public company. The Board of Directors has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other Board members or candidates using the criteria identified above.

The Company does not have a specific policy on shareholder-recommended director candidates. The Board of Directors believes it is appropriate for the Company not to have such a policy because it prefers to identify and evaluate potential candidates on a case-by-case basis. However, the Board of Directors will consider director nominations made by shareholders. The Board of Directors' process for evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit director nominee recommendations for the 2019 Annual Meeting of Shareholders should submit such nominee recommendations via registered, certified, or express mail to the Corporate Secretary, Louis J. Petrucelly, PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901, by November 23, 2018. Any such shareholder must meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8(e): (1) evidence in accordance with Rule 14a-8(e) of compliance with the shareholder eligibility requirements; (2) the written consent of the candidate(s) for nomination as a director; (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, Directors, and employees regarding their obligations in the conduct of Company affairs. The Company's Code of Ethics and Business Conduct is available on the Company's website at www.passur.com.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901. The Company's general policy is to forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons. The Board of Directors believes that having a separate Chairman allows the Chief Executive Officer, Mr. Barry, to focus on the day-to-day management of the Company while enabling the Board of Directors to maintain an independent perspective on the activities of the Company and executive management.

The Company's senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board of Directors, which oversees the Company's risk management strategy, focusing on the adequacy of the Company's risk management and mitigation processes. The Board of Directors' role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operations, financial, legal, regulatory, strategic, and reputational risks. The full Board receives these reports to enable it to understand the Company's risk identification, risk management, and risk mitigation strategies. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary. The Board of Directors receives regular reports from the Audit Committee regarding its areas of focus.

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee is an officer or employee of the Company or its subsidiary. During fiscal year 2017, none of the Company's executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a Director or member of our Compensation Committee. No interlocking relationship, as defined by the Securities Exchange Act of 1934, as amended, exists between the Company's Board of Directors or Compensation Committee, and the board of directors or compensation committee of any other company.

Executive Officers

The Company's named executive officers are Mr. Gilbert, Mr. Barry, Mr. Petrucelly and Mr. Campbell. For information with respect to Mr. Gilbert and Mr. Barry, who are also Directors, see "Election of Directors – Information Concerning Directors and Nominees."

Louis J. Petrucelly, age 43, joined the Company as Senior Vice President, Chief Financial Officer, Treasurer and Secretary in October 2016. Mr. Petrucelly has more than 15 years of experience in multi-dimensional corporate finance, operations, and accounting. Previously, Mr. Petrucelly spent almost 10 years at FalconStor Software, Inc., a leading software-defined storage data services company, serving most recently as Executive Vice President, Chief Financial Officer, and Treasurer since August 2012. Mr. Petrucelly joined FalconStor Software, Inc. in March 2007 and held several senior financial positions. Prior to FalconStor Software, Inc., Mr. Petrucelly spent time in senior financial positions at both Granite Broadcasting Corporation and PASSUR Aerospace, Inc. He began his career with Ernst & Young, LLP. Mr. Petrucelly received his B.S. from the C.W. Post Campus of Long Island University.

Timothy P. Campbell, age 55, joined the Company in August 2017 and was named Chief Operating Officer in October 2017. Before joining the Company, Mr. Campbell was most recently Senior Vice President, Air Operations for American Airlines Group. Mr. Campbell led the effort to combine American's Integrated Operations Control (IOC) and US Airways Operations Control Center (OCC). The integration work also included flight and inflight teams, crew resources, operations planning and performance engineering functions.  Over his 30 years in the aviation industry, Mr. Campbell has acquired a diverse set of skills and experience, both in the airline and aerospace manufacturing spaces. Before joining American, he was Founder and President of Mountain Vista Consulting, LLC. Prior to founding the company, Mr. Campbell was president of Compass Airlines, a wholly-owned regional airline for Northwest Airlines and later Delta Air Lines.

COMPENSATION DISCUSSION AND ANALYSIS
  COMPENSATION PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company's named executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward named executive officers for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for named executive officers to achieve the short-term and long-term goals of the Company, comprises four key components: base salary, annual bonus awards, stock option awards, and benefits.

Base Salary – Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

Annual Bonus Awards – The Company does not have a formal bonus program for its named executive officers. Bonus awards for named executives are determined by the Compensation Committee on a case-by-case basis and based on Company performance.

Stock Option Awards – The Compensation Committee strongly believes that by providing named executive officers an opportunity to own shares of the Company's Common Stock, the best interests of shareholders and executives will be closely aligned. The number of outstanding stock options held by our named executive officers as of October 31, 2017, is disclosed in the "Equity Awards Outstanding at Fiscal Year-End 2017" table.

Benefits – Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include a 401(k) plan, medical, dental, vision, group life, disability, and accidental death and dismemberment insurance. The Chief Executive Officer is provided with a vehicle for business and personal use.

Analysis of Fiscal Year 2017 Compensation Decisions

The Compensation Committee determines eligibility for annual salary increases and bonus awards for the Company's named executives, which are not determined pursuant to a specific formula but are based upon its evaluation of overall performance, compensation levels provided to other Company executives, and years of service with the Company. For fiscal years 2017 and 2016, Mr. Barry, the Company's Chief Executive Officer, was paid an annual rate of $325,000.

The following table sets forth the compensation of the Company's Chief Executive Officer and the other named executive officers for fiscal years 2017 and 2016.

Name and principal position	Fiscal Year	Salary	Bonus	Stock awards	Stock option awards (1)	Non-equity incentive plan compensation (2)	Change in pension value and nonqualified deferred compensation earnings	All other compensation (3)	Total
G.S. Beckwith Gilbert	2017	$325,000	-	-	-	-	-	-	$325,000
Executive Chairman	2016	$325,000	-	-	-	-	-	-	$325,000

James T. Barry	2017	$325,000	-	-	-	-	-	$8,400	$333,400
President and Chief	2016	$325,000	-	-	-	-	-	$5,700	$330,700
Executive Officer
(Principal Executive
Officer)

Louis J. Petrucelly (4)	2017	$260,000	-	-	-	-	-	-	$260,000
Senior Vice President,	2016	$-	-	-	$311,300	-	-	-	$311,300
Chief Financial
Officer, Treasurer and
Secretary
(Principal Financial
Officer)

Timothy P. Campbell (5)	2017	$45,500	-	-	$248,637	-	-	-	$294,137
Chief Operating Officer	2016	$-	-	-	$-	-	-	-	$-

(1)
Represents the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named executive officer. In fiscal year 2017, Mr. Campbell was awarded stock options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.85 per share, and a grant date fair value of $248,637. The amount of this stock option award was granted to Mr. Campbell based upon an overall compensation package upon Mr. Campbell's employment with the Company in August 2017. In fiscal year 2016, Mr. Petrucelly was awarded stock options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $3.60 per share, and a grant date fair value of $311,300. The amount of this stock option award was granted to Mr. Petrucelly based upon an overall compensation package upon Mr. Petrucelly's employment with the Company in October 2016. See "Stock-Based Compensation" in Note 1 to the consolidated financial statements in the Company's Form 10-K for the fiscal years ended October 31, 2017 and October 31, 2016, respectively, for assumptions made in calculating these amounts.

(2)	Represents cash awards.

(3)	Represents the personal use portion of a Company vehicle.

(4)	Mr. Petrucelly was named Senior Vice President, Chief Financial Officer, Treasurer and Secretary on October 17, 2016 at an annual salary of $260,000.

(5)
Mr. Campbell was named Chief Operating Officer on October 24, 2017 at an annual salary of $325,000. Mr. Campbell joined the Company in August 2017 as Executive Vice President of Innovation and Customer Advocacy. The amount represents Mr. Campbell's salary paid since August 2017.

FISCAL YEAR 2017 GRANTS OF PLAN-BASED AWARDS

Mr. Campbell is the only named executive officer who was awarded stock options during fiscal year 2017. The Company does not have an employment agreement with any named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities underlying unexercised stock options - exercisable	Number of securities underlying unexercised stock options - unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned stock options (#)	Stock option exercise price ($)	Stock option grant date	Stock option expiration date

Louis J. Petrucelly	20,000	80,000	-	$3.60	10/17/2016	10/16/2026
Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary

Timothy P. Campbell	-	100,000	-	$2.85	8/16/2017	8/15/2027
Chief Operating Officer

(1)
All stock options held by named executive officers above are exercisable ratably over a five-year period following the applicable grant date. Stock options expire after the tenth anniversary of the grant date. No unvested stock awards or other equity incentive plan awards (other than stock options) for named executive officers were outstanding at the end of fiscal year 2017. Mr. Gilbert and Mr. Barry do not have any stock option grants outstanding at the end of fiscal year 2017.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

The Company does not maintain any defined benefit pension plans or nonqualified deferred compensation plans for its named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All named executive officers of the Company are employed on an at-will basis. There are no contracts, agreements, plans, or arrangements that provide for payments to a named executive officer at, following, or in connection with any termination or change in the named executive officer's responsibilities, except as described below.

The Company has entered into a change of control agreement with Mr. Petrucelly that entitles him to twelve months' base salary in the event that within twelve months following a change of control, his employment is terminated by the Company other than for "cause" or by Mr. Petrucelly for "good reason" (in each case, as defined in the agreement). Under the terms of Mr. Petrucelly's change in control agreement with the Company, the following events constitute a change in control: (1) any person becomes the beneficial owner of the Company's securities representing 50% or more of the total voting power represented by the Company's outstanding voting securities pursuant to a transaction that the Board does not approve; (2) any merger or consolidation of the Company, other than a merger or consolidation resulting in the Company's voting securities outstanding immediately prior to such transaction continuing to represent at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity, as the case may be, outstanding immediately after such transaction; or (3) a change in the composition of the Board resulting in less than a majority of the directors being Incumbent Directors.  "Incumbent Directors" are defined as directors who either (A) are directors of the Company as of the date of the change of control agreement or (B) are elected or nominated for election to the Board with the affirmative votes of at least a majority of Incumbent Directors, or by a committee of the Board made up of at least a majority of the Incumbent Directors (but excluding an individuals whose election of nomination is in connection with an actual or threatened proxy contest).

Certain executive officers of the Company have been granted stock option awards under the Company's 2009 Stock Incentive Plan, as described above. The stock options granted to the Company's executive officers under the Company's Stock Incentive Plan vest upon a change of control event.

DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid $500 for each Board of Directors and committee meetings attended in person, except for Mr. Gilbert, who receives an annual salary as Chairman of the Board of Directors in lieu of receiving meeting fees. Mr. Barry, who is an employee of the Company, receives no additional compensation for his service as a director of the Company. Directors are reimbursed for expenses they incur to attend meetings of the Board of Directors and its committees.

Mr. Gilbert receives an annual salary as Chairman of the Board of Directors in lieu of the meeting fees received by the other non-employee Directors due to his contributions to the Company, including assistance with respect to the Company's growth opportunities and customer relationships, as well as his services as Chairman. For fiscal years 2017 and 2016, Mr. Gilbert's annual salary as Chairman was $325,000.

Mr. Graziani was awarded stock options to purchase 30,000 shares of the Company's Common Stock to compensate him for his service on the Board of Directors on April 16, 2002. On September 12, 2005, Mr. Graziani was awarded stock options to purchase 25,000 shares of the Company's Common Stock to compensate him for his service on the Executive Committee. On April 13, 2006, to compensate Mr. Graziani for his services as Chairman of the Audit Committee, Mr. Graziani was awarded stock options to purchase an additional 25,000 shares of the Company's Common Stock. All of the aforementioned stock options vested ratably over a three-year period and were exercised during fiscal year 2010.

Mr. Ekert was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on September 14, 2009. The 30,000 stock option award was granted to Mr. Ekert pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors. On April 5, 2017, to compensate Mr. Ekert for his services as Chairman of the Compensation Committee, Mr. Ekert was awarded stock options to purchase an additional 30,000 shares of the Company's Common Stock. Of the aforementioned stock options, 30,000 stock options were vested and 30,000 stock options were unvested as of October 31, 2017.

Mr. Haver was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on October 8, 2010. The 30,000 stock option award was granted to Mr. Haver pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors. The aforementioned stock options are fully vested and outstanding.

Mr. Stafford was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on June 12, 2013. The 30,000 stock option award was granted to Mr. Stafford pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors.  Of the aforementioned stock options, 18,000 stock options were vested and 12,000 stock options were unvested as of October 31, 2017.

Mr. Rose was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on December 17, 2014. The 30,000 stock option award was granted to Mr. Rose pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors. On April 5, 2017, to compensate Mr. Rose for his services as Chairman of the Technology Committee, Mr. Rose was awarded stock options to purchase an additional 30,000 shares of the Company's Common Stock. Of the aforementioned stock options, 12,000 stock options were vested and 48,000 stock options were unvested as of October 31, 2017.

Mr. Schumaecker was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on June 21, 2017. The 30,000 stock option award was granted to Mr. Schumaecker pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors. All of the aforementioned 30,000 stock options were unvested as of October 31, 2017.

FISCAL YEAR 2017 DIRECTORS' COMPENSATION

Name	Compensation	Stock Awards	Stock option awards	Total

G.S. Beckwith Gilbert	$325,000	-	-	$325,000
Paul L. Graziani	$-	-	-	$-
Kurt J. Ekert	$500	$112,584	-	$113,084
Richard L. Haver	$1,000	-	-	$1,000
Robert M. Stafford	$1,000	-	-	$1,000
Ronald V. Rose	$-	$112,584	-	$112,584
Michael P. Schumaecker	$500	$96,824	-	$97,324
Peter L. Bloom (1)	$-	-	-	$-

(1)	Mr. Bloom resigned from the Board of Directors on March 6, 2017.

(2)
Mr. Ekert and Mr. Rose each held 60,000 stock options, Mr. Haver, Mr. Stafford, and Mr. Schumaecker each held 30,000 stock options. Mr. Gilbert, Mr. Barry and Mr. Graziani did not hold any stock option awards as of October 31, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's Directors, executive officers, and 10% shareholders to file reports of ownership and reports of change in ownership of the Company's Common Stock and other equity securities with the Securities and Exchange Commission. Directors, executive officers, and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished, the Company believes that during the fiscal year ended October 31, 2017, the Company's Directors, executive officers, and 10% shareholders filed on a timely basis all reports required by Section 16(a) of the Exchange Act.
Security Ownership of Management

The following table sets forth the number of shares of the Company's Common Stock, $0.01 par value, beneficially owned by each Director of the Company, each nominee for Director of the Company, each named executive officer of the Company, and all Directors, nominees, and named executive officers of the Company, as a group, as of February 23, 2018. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1) (2)

G.S. Beckwith Gilbert	4,092,563	(3)	53.2
Paul L. Graziani	110,000		1.4
Kurt J. Ekert	36,000	(4)	*
Peter L. Bloom (10)	249,048	(5)	3.2
Richard L. Haver	30,000	(6)	*
Robert M. Stafford	388,900	(7)	5.0
Ronald V. Rose	99,000	(8)	1.3
Michael P. Schumaecker	-		-
James T. Barry	273,136		3.5
Louis J. Petrucelly	20,000	(9)	*
Timothy P. Campbell	-		-
Directors and officers as a group	5,298,647		67.6

(1)
For the purposes of this table, "percent of class" held by each person has been calculated based on a total class equal to the sum of (i) 7,696,091 shares of Common Stock issued and outstanding on February 23, 2018, plus (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 23, 2018, held by that person.

(2)	* Represents less than 1% of class.

(3)	Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(4)	Includes 36,000 stock options that are exercisable out of an aggregate 60,000 granted to Mr. Ekert.

(5)	Includes 130,000 stock options that are exercisable out of an aggregate 130,000 granted to Mr. Bloom.

(6)	Includes 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Haver.

(7)
Includes (i) 24,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford; and (ii) 250,000 shares held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.

(8)	Includes 24,000 stock options that are exercisable out of an aggregate 60,000 granted to Mr. Rose.

(9)	Includes 20,000 stock options that are exercisable out of an aggregate 100,000 granted to Mr. Petrucelly.

(10)	Mr. Bloom resigned from the Board of Directors on March 6, 2017.

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person's filings with the Securities and Exchange Commission, beneficially owned more than 5% of the Common Stock of the Company as of February 23, 2018. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

Title of class	Name and address of beneficial owners	Amount and nature of ownership		Percent of class (1)

Common Stock	G.S. Beckwith Gilbert One Landmark Square, Suite 1900 Stamford, CT 06901	4,092,563	(2)	53.2

Common Stock	Robert M. Stafford One Landmark Square, Suite 1900 Stamford, CT 06901	388,900	(3)	5.0

(1)
For the purposes of this table, "Percent of Class" held by each person has been calculated based on a total class equal to the sum of (i) 7,696,091 shares of Common Stock issued and outstanding on February 23, 2018, plus (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 23, 2018, held by that person.

(2)	Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(3)
Includes (i) 24,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford; and (ii) 250,000 shares held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.

Advisory Vote on Executive Compensation and on the Frequency of the Advisory Vote on Executive Compensation

At our 2016 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on our executive compensation, commonly referred to as "say-on-pay."  Over 99% of the shares voted at our 2016 Annual Meeting of shareholders approved our say-on-pay proposal.  As a result of the strong shareholder support, the Compensation Committee determined not to make any significant changes to our compensation practices for 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into a loan agreement with G.S. Beckwith Gilbert, the Company's Chairman and significant stockholder. During fiscal year 2017, the Company paid to Mr. Gilbert interest of $171,000, representing the entire fiscal year 2017 interest due under the loan agreement, thereby meeting the payment requirements of the loan agreement.  During fiscal year 2017, Mr. Gilbert loaned the Company an additional $1,100,000 to primarily fund the Company's near-term investment strategy to enhance the Company's technology platform, in the form of software development personnel, third-party contractors, and PASSUR Network infrastructure support. As of October 31, 2017, the loan balance totaled $3,800,000. Subsequent to October 31, 2017, Mr. Gilbert loaned the Company an additional $925,000. As of February 28, 2018, the principal amount of the loan outstanding to Mr. Gilbert was $4,725,000. Subsequent to October 31, 2017, the Company paid all interest incurred on the note payable through January 31, 2018 in the amount of $66,000.

During fiscal year 2016, the Company paid to Mr. Gilbert interest of $183,000, representing the entire fiscal year 2016 interest due under the loan agreement, thereby meeting the payment requirements of the loan agreement. During fiscal year 2016, the Company made $800,000 in principal payments, bringing the principal amount of the note payable due to Mr. Gilbert to $2,700,000 on October 31, 2016.

On February 9, 2018, the Company entered into a Fourth Debt Extension Agreement with Mr. Gilbert, effective February 9, 2018, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of the existing loan agreement between the Company and Mr. Gilbert (the "Existing Gilbert Note"). The maturity date of the Existing Gilbert Note was November 1, 2018, and the total amount of principal and interest due and owing as of February 9, 2018 was $4,732,000. Pursuant to the Fourth Debt Extension Agreement, the Company issued a new note to Mr. Gilbert in the principal amount of $4,725,000 (the "Fourth Replacement Note") in exchange for the Existing Gilbert Note and agreed to pay the accrued interest under the Existing Gilbert Note as of February 9, 2018, in an amount equal to $7,000, at the time and on the terms set forth in the Existing Gilbert Note. Under the terms of the Fourth Replacement Note, the maturity date was extended to November 1, 2019, and the annual interest rate remained at 6%. Interest payments under the Fourth Replacement Note shall be made annually on October 31st of each year. The note payable is secured by the Company's assets.

The Company has received a commitment, dated February 12, 2018, from G.S. Beckwith Gilbert, the Company's Chairman and significant stockholder, that if the Company, at any time, is unable to meet its obligations through February 12, 2019, Mr. Gilbert will provide the necessary continuing financial support to the Company in order for the Company to meet such obligations. Such commitment for financial support may be in the form of additional advances or loans to the Company, in addition to the deferral of principal and/or interest payments due on the existing loans, if deemed necessary. The note payable is secured by the Company's assets.

II. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S APPOINTMENT

The Audit Committee has appointed BDO USA, LLP, to audit the Company's consolidated financial statements for the fiscal year ending October 31, 2018, subject to the ratification of such appointment by the shareholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO USA, LLP, will attend the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO USA, LLP, as the Company's independent registered public-accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company's independent registered public-accounting firm. Although ratification by shareholders is not required by the Company's organizational documents or other applicable law, the Audit Committee has determined that requesting the shareholders to ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm is a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

Audit and Audit Related Fees

The aggregate fees billed to the Company for the fiscal years ended October 31, 2017, and 2016, respectively, by the Company's independent registered public-accountants, BDO USA, LLP, are as follows:

	2017	2016

Audit fees	$220,098	$208,020
Audit related fees	$-	$-
Tax fees	$30,850	$30,900
All other fees	$-	$-
Total	$250,948	$238,920

Audit Fees:
Fees billed to the Company by BDO USA, LLP, relate to the services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q for fiscal years ended October 31, 2017, and 2016, respectively. In addition, fees billed related to the review of the Company's S-8 filings during both 2017 and 2016 are also included.

Audit Related Fees:
There were no audit related fees billed to the Company by BDO USA, LLP, during fiscal years 2017 and 2016.

Tax Fees:
Tax fees billed to the Company for fiscal years 2017 and 2016 are comprised of fees for preparing federal and state tax returns and related tax compliance matters. The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining BDO USA, LLP's independence.

All Other Fees:
There were no other fees paid to BDO USA, LLP in fiscal year 2017 and 2016.

Audit Committee's Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation for, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Prior to engagement of the independent registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.

All of the services provided by BDO USA, LLP, as described above were approved by the Company's Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF BDO USA, LLP, AS THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.
PROPOSALS OF SHAREHOLDERS

Pursuant to SEC Rule 14a-8, shareholder proposals intended for inclusion in our fiscal year 2018 proxy statement and to be acted upon at our 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting"), must be received by us at our executive offices at One Landmark Square, Suite 1900, Stamford, Connecticut 06901, Attention: Corporate Secretary, on or prior to November 23, 2018.

Rule 14a-4 of the Securities Exchange Act of 1934, as amended, governs our use of discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to our Annual Meeting of shareholders to be held in 2019, if we are not provided notice of a shareholder proposal prior to February 6, 2019, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

The fiscal year 2017 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials), including the financial statements for the fiscal year ended October 31, 2017, is being mailed with this proxy statement to those shareholders who also received a copy of the proxy materials in the mail. The Notice of Annual Meeting of Shareholders, this proxy statement, and our fiscal year 2017 Annual Report on Form 10-K and the exhibits filed with it, are also available at our website at http://www.passur.com/who-we-are-investors-sec-filings.htm. Upon request by any shareholder to our Corporate Secretary at the address listed above, we will furnish a copy of our fiscal year 2017 Annual Report on Form 10-K without charge, and copies of any or all exhibits to the fiscal year 2017 Annual Report on Form 10-K for a charge of $50.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request by mail to Corporate Secretary, Louis J. Petrucelly, PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901, or by calling (203) 622-4086. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

PROXY
PASSUR AEROSPACE, INC.
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 OF PASSUR AEROSPACE, INC.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2018. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2017 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.htm.
The undersigned shareholder hereby appoints G.S. Beckwith Gilbert and James T. Barry or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Shareholders of PASSUR Aerospace, Inc. (the "Company"), to be held at 11:00 a.m., local time, on April 11, 2018, at One Landmark Square, Stamford, Connecticut, or at any adjournment or postponement thereof, and to vote, as designated on this proxy, all shares of Common Stock of the Company owned of record by the undersigned at the close of business on February 23, 2018, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
The Board of Directors unanimously recommends that you vote FOR the following proposals:
(1)   ELECTION OF DIRECTORS.

☐ FOR all nominees listed below (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A  LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
G.S. Beckwith Gilbert
James T. Barry
Paul L. Graziani
Kurt J. Ekert
Richard L. Haver
Robert M. Stafford
Ronald V. Rose
Michael Schumaecker
 (2) TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS
☐   FOR ☐   AGAINST                 ☐ ABSTAIN

(Continued and to be Signed and Dated on the Reverse Side)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.
UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE RATIFICATION OF BDO USA, LLP AS INDEPENDENT AUDITORS.
Date:

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(IMPORTANT:  Please sign exactly as your name or names appear on the label affixed hereto, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.)